Exhibit 21.1

Subsidiary Information

As of February 28, 2013

Company	Jurisdiction of Incorporation	Doing Business As
PharmaSwiss SA	Albania	PharmaSwiss SA

DermaTech Party, Ltd.	Australia	DermaTech Party, Ltd.
Ganehill North America Pty Ltd.	Australia	Ganehill North America Pty Ltd.
Ganehill Pty Ltd.	Australia	Ganehill Pty Ltd.
Hissyfit International Pty, Limited	Australia	Hissyfit International Pty, Limited
iNova Pharmaceuticals (Australia) Pty Limited	Australia	iNova Pharmaceuticals (Australia) Pty Limited
Private Formula International Holdings Pty Limited	Australia	Private Formula International Holdings Pty Limited
Private Formula International Pty Limited	Australia	Private Formula International Pty Limited
Valeant Holdco2 Pty Ltd	Australia	Valeant Holdco2 Pty Ltd
Valeant Holdco3 Pty Ltd	Australia	Valeant Holdco3 Pty Ltd
Valeant Pharmaceuticals Australasia Pty Ltd.	Australia	Valeant Pharmaceuticals Australasia Pty Ltd.
Wirra IP Pty Limited	Australia	Wirra IP Pty Limited
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Wirra Operations Pty Limited	Australia	Wirra Operations Pty Limited

Hythe Property Incorporated	Barbados	Hythe Property Incorporated
Valeant Holdings (Barbados) SRL	Barbados	Valeant Holdings (Barbados) SRL
Valeant Pharmaceuticals Holdings (Barbados) SRL	Barbados	Valeant Pharmaceuticals Holdings (Barbados) SRL

ZAO Natur Produkt-M	Belarus	ZAO Natur Produkt-M

Valeant International Bermuda	Bermuda	Valeant International Bermuda
Valeant Pharmaceuticals Holdings Bermuda	Bermuda	Valeant Pharmaceuticals Holdings Bermuda

PharmaSwiss BH drustvo za trgovinu na veliko d.o.o	Bosnia	PharmaSwiss BH drustvo za trgovinu na veliko d.o.o

Bunker Indústria Farmacêutica Ltda.	Brazil	Bunker Indústria Farmacêutica Ltda.
Instituto Terapêutico Delta Ltda.	Brazil	Instituto Terapêutico Delta Ltda.
LaBenne Participacoes Ltda.	Brazil	LaBenne Participacoes Ltda.
Probiotica Laboratories Ltda.	Brazil	Probiotica Laboratories Ltda.
Valeant Farmaceutica do Brasil Ltda.	Brazil	Valeant Farmaceutica do Brasil Ltda.

PharmaSwiss EOOD	Bulgaria	PharmaSwiss EOOD

Laboratorie Dr. Renaud, Inc.	Canada	Laboratorie Dr. Renaud, Inc.
Medicis Aesthetics Canada Ltd.	Canada	Medicis Aesthetics Canada Ltd.
Medicis Canada Ltd.	Canada	Medicis Canada Ltd.
Valeant Canada GP Limited	Canada	Valeant Canada GP Limited
Valeant Canada Limited	Canada	Valeant Canada Limited
Valeant Canada LP	Canada	Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.

PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge	Croatia	PharmaSwiss drustvo s ogranicenom odgovornoscu za trgovinu I usluge

Ivonton Holdings Limited	Cyprus	Ivonton Holdings Limited

PharmaSwiss Ceska republika s.r.o.	Czech Republic	PharmaSwiss Ceska republika s.r.o.
Valeant Czech Pharma s.r.o.	Czech Republic	Valeant Czech Pharma s.r.o.

PharmaSwiss Eesti OU	Estonia	PharmaSwiss Eesti OU

Natur Produkt Suomi Oy	Finland	Natur Produkt Suomi Oy

Pharma Pass SAS	France	Pharma Pass SAS

PharmaSwiss Hellas S.A.	Greece	PharmaSwiss Hellas S.A.

iNova Pharmaceuticals (Hong Kong) Limited	Hong Kong	iNova Pharmaceuticals (Hong Kong) Limited

Csatarka Irodahaz Ltd.	Hungary	Csatarka Irodahaz Ltd.
Valeant Pharma Hungary Commercial LLC	Hungary	Valeant Pharma Hungary Commercial LLC

Valeant Pharmaceuticals Ireland	Ireland	Valeant Pharmaceuticals Ireland

PharmaSwiss Israel Ltd.	Israel	PharmaSwiss Israel Ltd.

PharmaSwiss SA, SH.P.K.	Kosovo	PharmaSwiss SA, SH.P.K.

PharmaSwiss Latvia	Latvia	PharmaSwiss Latvia

AB Sanitas	Lithuania	AB Sanitas
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss

Biovail International S.a.r.l.	Luxembourg	Biovail International S.a.r.l.
Valeant Pharmaceuticals Luxembourg S.a.r.l.	Luxembourg	Valeant Pharmaceuticals Luxembourg S.a.r.l.

PHARMASWISS DOOEL Skopje	Macedonia	PHARMASWISS DOOEL Skopje

Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Logistica Valeant, S.A. de C.V	Mexico	Logistica Valeant, S.A. de C.V
Nysco de Mexico, S.A. de C.V.	Mexico	Nysco de Mexico, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Farmaceutica, S.A. de C.V.	Mexico	Valeant Farmaceutica, S.A. de C.V.
Valeant Servicios y Administración, S. de RL de CV	Mexico	Valeant Servicios y Administración, S. de RL de CV

Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.
Valeant Europe B.V.	Netherlands	Valeant Europe B.V.

Valeant Pharmaceuticals New Zealand Limited	New Zealand	Valeant Pharmaceuticals New Zealand Limited

Valeant Farmacuetica Panama S.A.	Panama	Valeant Farmacuetica Panama S.A.

ICN Polfa Rzeszow S.A.	Poland	ICN Polfa Rzeszow S.A.
Emo-Farm spólka z ograniczona odpowiedzialnoscia	Poland	Emo-Farm spólka z ograniczona odpowiedzialnoscia
Jelfa S.A.	Poland	Jelfa S.A.
Laboratorium Farmaceutyczne Homeofarm spólka z ograniczona odpowiedzialnoscia	Poland	Laboratorium Farmaceutyczne Homeofarm spólka z ograniczona odpowiedzialnoscia
PharmaSwiss spólka z ograniczona odpowiedzialnoscia	Poland	PharmaSwiss spólka z ograniczona odpowiedzialnoscia
Sanitas Pharma S.A.	Poland	Sanitas Pharma S.A.
Valeant IPM spólka z ograniczona odpowiedzialnoscia	Poland	Valeant IPM spólka z ograniczona odpowiedzialnoscia
Valeant Polfa spólka z ograniczona odpowiedzialnoscia	Poland	Valeant Polfa spólka z ograniczona odpowiedzialnoscia

SC PharmaSwiss Medicines SRL	Romania	SC PharmaSwiss Medicines SRL
SC Valeant Romania SRL	Romania	SC Valeant Romania SRL

OOO HII Nedvijomost	Russia	OOO HII Nedvijomost
OOO NP Logistics	Russia	OOO NP Logistics
Valeant Pharmaceuticals Russia LLC	Russia	Valeant Pharmaceuticals Russia LLC
ZAO Natur Produkt International	Russia	ZAO Natur Produkt International

PharmaSwiss d.o.o. Serbia & Montenegro	Serbia & Montenegro	PharmaSwiss d.o.o. Serbia & Montenegro

iNova Pharmaceuticals (Singapore) Pte Limited	Singapore	iNova Pharmaceuticals (Singapore) Pte Limited
Wirra International Bidco Pte Limited	Singapore	Wirra International Bidco Pte Limited
Wirra International Holdings Pte Limited	Singapore	Wirra International Holdings Pte Limited

Valeant Slovakia s.r.o.	Slovak Republic	Valeant Slovakia s.r.o.

Fidimed d.o.o.	Slovenia	Fidimed d.o.o.
PharmaSwiss d.o.o., Ljubljana	Slovenia	PharmaSwiss d.o.o., Ljubljana

iNova Pharmaceuticals (Pty) Limited	South Africa	iNova Pharmaceuticals (Pty) Limited

Dermavest Swedish Holdings AB	Sweden	Dermavest Swedish Holdings AB
HA North American Sales AB	Sweden	HA North American Sales AB

Biovail SA	Switzerland	Biovail SA
fX Life Sciences AG	Switzerland	fX Life Sciences AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA

iNova Pharmaceuticals (Thailand) Ltd.	Thailand	iNova Pharmaceuticals (Thailand) Ltd.

OOO NP VITA	Ukraine	OOO NP VITA

Aton Pharma, Inc.	Delaware (US)	Aton Pharma, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
Biovail Americas Corp.	Delaware (US)	Biovail Americas Corp.
Biovail NTI Inc.	Delaware (US)	Biovail NTI Inc.
Cold-FX Pharmaceuticals (USA) Inc.	Delaware (US)	Cold-FX Pharmaceuticals (USA) Inc.
Coria Laboratories, Ltd.	Delaware (US)	Coria Laboratories, Ltd.
Dermavest, Inc.	Nevada (US)	Dermavest, Inc.
Dow Pharmaceuticals Sciences, Inc.	Delaware (US)	Dow Pharmaceuticals Sciences, Inc.
Dr. LeWinn’s Private Formula International, Inc.	California (US)	Dr. LeWinn’s Private Formula International, Inc.
Eyetech Inc.	Delaware (US)	Eyetech Inc.
ICN Southeast, Inc.	Delaware (US)	ICN Southeast Inc.
Medicis Aesthetics Inc.	Delaware (US)	Medicis Aesthetics Inc.
Medicis Body Aesthetics, Inc.	Delaware (US)	Medicis Body Aesthetics, Inc.
Medicis Global Services Corporation	Delaware (US)	Medicis Global Services Corporation
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Medicis, The Dermatology Company	Delaware (US)	Medicis, The Dermatology Company
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
Orphamed Inc.	Delaware (US)	Orphamed Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
OraPharma Topco Holdings, Inc.	Delaware (US)	OraPharma Topco Holdings, Inc.
Pedinol Pharmacal, Inc.	New York (US)	Pedinol Pharmacal, Inc.
Prestwick Pharmaceuticals, Inc.	Delaware (US)	Prestwick Pharmaceuticals, Inc.
Princeton Pharma Holdings, LLC	Delaware (US)	Princeton Pharma Holdings, LLC
Private Formula Corp.	California (US)	Private Formula Corp.
Renaud Skin Care Laboratories, Inc.	New York (US)	Renaud Skin Care Laboratories, Inc.
RTI Acquisition Corporation Inc.	Delaware (US)	RTI Acquisition Corporation Inc.
Tinea Acquisition Corporation	Delaware (US)	Tinea Acquisition Corporation
Ucyclyd Pharma, Inc.	Maryland (US)	Ucyclyd Pharma, Inc.
Valeant Biomedicals, Inc.	Delaware (US)	Valeant Biomedicals, Inc.
Valeant Pharmaceuticals International	Delaware (US)	Valeant Pharmaceuticals International
Valeant Pharmaceuticals North America LLC	Delaware (US)	Valeant Pharmaceuticals North America LLC
9 TV LLC	Delaware (US)	9 TV LLC

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.